Exhibit 32.1

                                     CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                                       PURSUANT TO
                                                18 U.S.C. SECTION 1350,
                                                AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Kenneth L. Schroeder, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of KLA-Tencor Corporation on Form 10-K/A for the fiscal year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of KLA-Tencor Corporation.

September 29, 2003                            By:   /s/  Kenneth L. Schroeder

Dated                                              Name: Kenneth L. Schroeder
                                               Title:   Chief Executive Officer



                                     CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                                     PURSUANT TO
                                               18 U.S.C. SECTION 1350,
                                               AS ADOPTED PURSUANT TO
                                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, John H. Kispert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of KLA-Tencor Corporation on Form 10-K/A for the fiscal year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of KLA-Tencor Corporation.

September 29, 2003                                  By:   /s/  John H. Kispert

Dated                                                    Name:  John H. Kispert
                                               Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to KLA-Tencor Corporation and will be retained by KLA-Tencor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.